PREPAID EXPENSES AND OTHER CURRENT ASSETS	12 Months Ended
Dec. 31, 2013
PREPAID EXPENSES AND OTHER CURRENT ASSETS
PREPAID EXPENSES AND OTHER CURRENT ASSETS

7. PREPAID EXPENSES AND OTHER CURRENT ASSETS

	As of December 31,
	2012	2013
Prepaid rent and other prepaid expenses	$8,467	$11,258
Advances to suppliers	2,449	2,969
Deposits	1,213	2,031
Accrued interests receivable	793	717
Advances to employees	1,055	680
Prepayment for building and property	13,283	—
Other current assets	1,235	1,007

Total	$28,495	$18,662

        Prepayment for building and property as of December 31, 2012 was for the purchase of a facility in Wuxi State Hi-Tech Zone, which represented approximately 60% of the total purchase consideration. The remaining consideration of $9,004 was paid in July 2013. The total prepayment for Wuxi facility was transferred to property, plant and equipment as of December 31, 2013.